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                             AMENDMENT TO AGREEMENT
                              OF SALE AND PURCHASE

      This AMENDMENT TO AGREEMENT OF SALE AND PURCHASE (this "Amendment") is between AUBURN EQUITY PARTNERS, an Ohio general partnership ("Seller"), and HOST FUNDING, INC., a Maryland corporation or its permitted assignee ("Purchaser"), and is dated effective as of June 19, 1997.

                                    RECITALS

      A. Seller and Purchaser previously entered into that certain Agreement of Sale and Purchase (the "Agreement") dated effective as of May 5, 1997, and relating to the sale by Seller to Purchaser of real property located in Auburn, DeKalb County, Indiana, and more particularly described in Exhibit "A" attached hereto and incorporated herein by reference for all purposes (the "Property").

      B. Seller and Purchaser desire to amend the Agreement in certain respects as provided herein.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:

      1. Section 1.1 of the Agreement is hereby amended by the deletion therefrom of the definition of "Indianapolis CHI Contract" in its entirety.

      2. Section 3.1(b) of the Agreement is hereby amended by the deletion therefrom of the definition of Nomura [("Nomura")] in its entirety, and substitution therefor, the following definition added:

      (Nomura Asset Capital Corporation, or the current record holder of the Nomura Loan, as applicable, is hereafter referred to as "Nomura")

      3. Section 3.1(c) of the Agreement is hereby amended by the deletion of the last sentence thereof in its entirety and, in substitution therefor, the following sentence added:

            Notwithstanding the foregoing, Purchaser agrees that Seller may distribute the Host Funding Stock to Seller's partners and to Seller's Broker (and Seller's Broker may distribute same to its participating brokers) without requirement of legal opinion; provided, however, that (i) each recipient thereof shall have executed and delivered to Seller and Purchaser an Investment Letter Agreement with respect thereto and (ii) Purchaser shall determine within its sole discretion that such transfer will not disqualify Purchaser as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended.

      4. The Agreement is hereby amended by the deletion therefrom of Section 3.3(a) in its entirety and, in substitution therefor, the following Section 3.3(a) added:

            Within three (3) business days following the mutual execution of this Agreement by Seller and Purchaser, Purchaser shall initially deposit with the Title Company the sum of EIGHT THOUSAND THREE HUNDRED SEVENTY-FIVE AND NO/100 DOLLARS ($8,375.00) (the "Initial Deposit"), which Initial Deposit shall be increased to THIRTY-THREE THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($33,500.00) in total value (the "Final Deposit", and, together with the Initial Deposit, the "Deposit") on or before June 25, 1997, said Final Deposit to be made by Purchaser depositing with the Title Company the number of shares of the Class A Common Stock of Host Funding, Inc. having an aggregate value equal to TWENTY-FIVE THOUSAND ONE HUNDRED TWENTY-FIVE AND NO/10O ($25,125.00).

      5. Section 3.3(b) of the Agreement is hereby amended by the deletion of the last sentence thereof in its entirety and, in substitution therefor, the following section added:

            At the Closing, the cash portion of the Deposit shall be paid and applied against the Cash Portion of the Purchase Price, and the stock portion of the Deposit shall be applied and used as a part of the Host Funding Stock.

      6. This Agreement is hereby amended by the deletion therefrom of Section 6.1, except for the last two (2) sentences thereof and, provided, the Deposit will be considered non-refundable, subject, however, to approval by Nomura of the assumption of the Nomura Loan by Purchaser, the approval by Purchaser of the form of the Nomura Assumption Documents, the approval by Seller of the form of such documents as are required by Nomura to be executed by Seller incident to the assumption by Purchaser of the Nomura Loan, and the approval of the form of the Nomura Estoppel by Seller and Purchaser, all no later than July 20, 1997, as well as the conditions set forth in Paragraphs 10 and 11 of this Amendment, the conditions and/or provisions set forth in Sections 5.3(a), 53(b), 5.3(d), 9.1(e), 9.1(f), 9.1(g), 9.1(h), Article 14 and Article 17 of the Agreement, and so long as Seller is not in default of its obligations or in breach of the representations and warranties under the Agreement.

      7. Section 7.4 of the Agreement is hereby amended to provide that only a portion of the Host Funding Stock equal to the number of shares of Host Funding Stock having an aggregate value equal to ONE HUNDRED SIXTY-FIVE THOUSAND EIGHT HUNDRED AND NO/l00 ($165,800.00) (as determined by the Host Funding Stock Fair Market Value) shall be held back in trust for Purchaser by Seller for a period of one (1) year after the Closing.

      8. Section 11.1 of the Agreement is hereby amended to provide that the transaction contemplated by the Agreement will be closed no later than July 28, 1997.

      9. The Agreement is hereby amended by the deletion therefrom of Section 12.1(n) in its entirety and, in substitution therefor, the following Section 12.1(n) added:


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      (n) An Investment Letter from each recipient of Host Funding Stock on the
      Closing Date, including, without limitation, an Investment Letter from Seller's Broker (or any of its applicable participating brokers)

      10. The Agreement is hereby amended by the deletion therefrom of Section 19.1(l) in its entirety and, in substitution therefor, the following Section 19.1(l) added:

            (l) Further Conditions to Closing. The obligations of Seller and Purchaser to close this Agreement are conditioned upon the simultaneous closing of the Agreement and the Findlay CHI Contract, and neither party shall be obligated to close the purchase of the Property pursuant to the Agreement if the closing does not simultaneously occur with the closing of the Findlay CHI Contract.

      11. The Agreement is hereby amended by the addition thereto of Section
19.3 as follows:

            Notwithstanding anything contained in this Amendment or in the Agreement to the contrary, and unless otherwise extended by mutual agreement of the parties in writing, in the event that on or before July 20, 1997, Nomura has not approved the assumption by Purchaser of the Nomura Loan, Purchaser has not approved the form of the Nomura Assumption Documents, Seller has not approved the form of such documents as are required by Nomura to be executed by Seller incident to the assumption by Purchaser of the Nomura Loan, and/or Seller and Purchaser have not approved the form of the Nomura Estoppel, either Seller or Purchaser may terminate this Agreement and, in such event, the Deposit shall be returned to Purchaser by the Title Company, and the parties hereto shall thereafter have no further obligations one to the other hereunder, except as to Purchaser's obligations to return to Seller due diligence materials pursuant to Section 5.4 hereof and except as to Purchaser's indemnification liabilities set forth in Sections 6.1 and 19.1(d) hereof.


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

      12. Except as expressly amended herein, the Agreement remains unchanged, and the valid and binding obligation of Seller and Purchaser. Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Agreement. This Amendment shall be effective upon execution by facsimile transmission by both parties.

                                      SELLER:

                                      FINDLAY EQUITY PARTNERS, an Ohio general partnership

                                      By: Investment Resources, Inc., an Ohio
                                          corporation, Managing Partner

                                          By: ----------------------------------
                                          Name: --------------------------------
                                          Title: -------------------------------

                                      PURCHASER:

                                      HOST FUNDING, INC., a Maryland corporation

                                      By:
                                         ---------------------------------------
                                            Michael S. McNulty, President


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